                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     JANUARY 22, 1997
                                                 -------------------------------



                        SOUTHERN CRESCENT FINANCIAL CORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   GEORGIA                        0-19225                         58-1845038
--------------------------------------------------------------------------------
(State or other                (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


1585 SOUTHLAKE PARKWAY, MORROW, GEORGIA                              30260
--------------------------------------------------------------------------------
(Address of principal executive offices                            (Zip Code)



Registrant's telephone number, including area code:  (770) 968-6868
                                                     ---------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

     On January 22, 1997, the Company elected to replace its existing independent public account firm, Grant Thornton LLP ("Grant Thornton"), with Arthur Andersen LLP. Neither of Grant Thornton's reports on the Company's financial statements for the years ended December 31, 1994 or 1995 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was approved by the Board of Directors. The Company had no disagreements with Grant Thornton LLP during 1996 nor in the years ended December 31, 1994 and 1995 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Grant Thornton's satisfaction.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SOUTHERN CRESCENT FINANCIAL CORP



                                     By:  /s/ Charles M. Buckner
                                        -------------------------------------
                                        Charles M. Buckner
                                        President and Chief Executive Officer


                                           Date:  1/22/97
                                                 ----------------------------


                                      -2-